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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             FORM 8-K CURRENT REPORT

                   Pursuant to Regulation FD Rules 100 and 101


                                 March 18, 2002
                Date of Report (Date of earliest event reported)

                        Commission File Number 000-23177


                              TRAVELOCITY.COM INC.
             (Exact name of Registrant as specified in its charter)


               Delaware                                 75-2855109
      (State or other jurisdiction of                 (IRS Employer
       incorporation or organization)              Identification Number)


                             15100 Trinity Boulevard
                             Fort Worth, Texas 76155
              (Address of principal executive offices -- zip code)

       Registrant's telephone number, including area code: (817) 785-8000

       (Former name or former address, if changed since last report): N/A

Item 5. Other Events

         Travelocity.com Inc. ("Travelocity") has revised its earnings guidance for the first quarter ending March 31, 2002. Travelocity currently expects its profits before special items and Sabre Holdings Corporation's interest in Travelocity to be in the range of $0.10 to $0.12 per fully diluted share in the first quarter of 2002, compared to previous guidance of $0.08 to $0.10 per fully diluted share given during Travelocity management's fourth quarter conference call on January 16, 2002. Travelocity also currently expects its transaction and total revenues to be in line with the previous guidance.

Cautionary Statement Regarding Forward-Looking Statements

         Travelocity's statements that are not purely historical facts, including statements about anticipated or expected future revenue and earnings growth and profitability, are forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All such forward-looking statements are based only upon information available to Travelocity on the date of this report. All such forward-looking statements involve risks and uncertainties that could cause actual events or results to

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differ materially from the events or results described, including risks related to declines or disruptions in the travel industry, such as those caused by terrorist acts and related hostilities, economic downturns, and increased costs and reduced operations by airlines due to new security directives adopted by the Federal Aviation Administration; risks related to fluctuations in Travelocity's stock price; risks relating to Travelocity's relationships with Sabre Holdings Corporation and its affiliates (including the risks of potential conflicts of interest); risks related to the expiration of the noncompetition agreement and charter provisions altering Travelocity's relationship with Sabre Holdings Corporation; risks related to Travelocity's inability to obtain favorable unpublished rates and/or access to related inventory from travel suppliers; risks relating to Travelocity's technology, including Travelocity's ability to rapidly develop and achieve market acceptance of new products and services, and related risks that rapid technological changes may render Travelocity's technology obsolete or decrease the attractiveness of its existing products and services relative to the products and services, respectively, of its competitors, and those related to the incompatibility of Travelocity's technology and those of its existing or potential strategic partners'; risks associated with travel industry consolidation, including strategic alliances and consortia (including travel supplier consortia); risks related to the elimination or reduction of commissions paid by travel suppliers which could reduce Travelocity's revenues; risks related to adverse changes or interruptions with our distribution partners and third party service providers; risks associated with our dependence on the global distribution system of Sabre Holdings Corporation; risks related to uncertainties associated with litigation; and risks associated with the continued use and growth of the Internet and, relatedly, the extent of acceptance and profitability of online commerce.

         Further information about risks and uncertainties that could affect Travelocity's financial and other results is included in Travelocity's other documents filed with, or furnished to, the Securities and Exchange Commission. Travelocity undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on forward-looking statements.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           TRAVELOCITY.COM INC.


Dated: March 18, 2002                    By:      /s/ Andrew B. Steinberg
                                            ------------------------------------
                                                  Andrew B. Steinberg
                                                  Executive Vice President
                                                  Administration, General
                                                  Counsel and
                                                  Corporate Secretary